SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche International Growth Fund
Effective October 1, 2017, the following information relating to the fund replaces the existing similar disclosure under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:
For Deutsche International Growth Fund, the Advisor has voluntarily agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.83% for Class R6. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.
Please Retain This Supplement for Future Reference

April 11, 2018
PROSTKR-1006